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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                  June 9, 2000
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                                 Date of Report
                       (Date of Earliest Event Reported)


                        STUDIO CITY HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


             New York                                   13-322-7032
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   (State or other jurisdiction                        (IRS Employer
        of incorporation)                           Identification No.)


                                    0-26197
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                           (Commission File Number)


                           14400 Southwest 46th Court
                              Ocala, Florida 34473
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              (Address of principal executive offices (zip code))


                                 (352) 347-3947
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              (Registrant's telephone number, including area code)



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                        (Former Name and Former Address)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) On April 6, 2000, Studio City Holding Corporation (the "Company") and SCA Global Resources, Inc., ("SCA Global"), a majority-owned subsidiary of the Company, completed an acquisition of M&C Oil, Inc., ("M&C"), a Nebraska corporation, in an exchange of stock with M&C's parent company, Wellsprings Investments, Inc., ("Wellsprings"). SCA Global received 10,000 shares, or 100%, of the common stock of M&C in exchange for providing 10,000 shares of the common stock of SCA Global to Wellsprings.

         M&C, a crude oil and natural gas producer, was acquired in order to expand the operations of SCA Global into the management and operation of crude oil, natural gas and petroleum-based products production and distribution.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 9, 2000                        Studio City Holding Corporation



                                          By: /s/ Larry D. Faw
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                                                  Larry D. Faw
                                                  Chairman and President